EXHIBIT 99.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

      Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and in connection with the Annual Report on Form 10-K of Belk, Inc. (the “Corporation”) for the fiscal year ended February 1, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, the Executive Vice President, Finance of the Corporation, certifies that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

/s/ BRIAN T. MARLEY

Brian T. Marley
Executive Vice President, Finance
(Chief Financial Officer)

April 23, 2003